UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET VARIABLE RATE
STRATEGIC FUND INC.

FORM N-Q

JUNE 30, 2009

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited)	June 30, 2009

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 42.8%
CONSUMER DISCRETIONARY — 3.9%
Auto Components — 0.0%
50,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$16,750
Automobiles — 0.4%
400,000	Daimler Chrysler North America Holding Corp., Notes, 6.500% due 11/15/13	406,996
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23 (a)	6,375
400,000	8.375% due 7/15/33 (a)	53,000
		466,371
Diversified Consumer Services — 0.1%
155,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	152,288
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	27,975
		180,263
Hotels, Restaurants & Leisure — 0.7%
226,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	129,950
	El Pollo Loco Inc.:
50,000	Senior Notes, 11.750% due 11/15/13	40,250
20,000	Senior Secured Notes, 11.750% due 12/1/12 (b)	20,600
135,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17 (b)	128,250
70,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	28,350
	MGM MIRAGE Inc.:
230,000	Senior Notes, 7.625% due 1/15/17	150,075
	Senior Secured Notes:
20,000	10.375% due 5/15/14 (b)	20,850
55,000	11.125% due 11/15/17 (b)	58,575
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	131,000
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	15,375
10,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14 (b)(c)	4,850
	Station Casinos Inc.:
155,000	Senior Notes, 7.750% due 8/15/16 (a)(d)	54,250
15,000	Senior Subordinated Notes, 6.875% due 3/1/16 (a)(d)	450
		782,825
Household Durables — 0.2%
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	44,775
220,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	206,800
		251,575
Leisure Equipment & Products — 0.0%
25,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (b)	25,000
Media — 2.2%
	Affinion Group Inc.:
	Senior Notes:
110,000	10.125% due 10/15/13 (b)	102,300
60,000	10.125% due 10/15/13	55,800
65,000	Senior Subordinated Notes, 11.500% due 10/15/15	55,900

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Media — 2.2% (continued)
20,000	AMC Entertainment Inc., Senior Notes, 8.750% due 6/1/19 (b)	$18,900
557,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)(d)	69,625
40,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)	32,600
10,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (a) (d)	80
100,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (a) (b) (d)	104,000
2,000	CMP Susquehanna Corp., 4.774% due 5/15/14 (c)(e)	850
	Comcast Corp., Senior Notes:
400,000	1.439% due 7/14/09 (c)	400,114
400,000	6.500% due 1/15/17	424,978
375,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	346,875
85,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	2,656
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13 (a)	4,500
240,000	Senior Notes, 8.875% due 10/15/17 (a)	13,500
50,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	33,125
400,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	428,173
170,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14 (b)	167,875
30,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (b)	28,687
	Virgin Media Finance PLC, Senior Notes:
230,000	9.125% due 8/15/16	222,525
20,000	9.500% due 8/15/16	19,800
		2,532,863
Multiline Retail — 0.1%
	Dollar General Corp.:
70,000	Senior Notes, 10.625% due 7/15/15	75,950
10,000	Senior Subordinated Notes, 11.875% due 7/15/17 (f)	10,850
61,462	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (f)	36,570
		123,370
Specialty Retail — 0.1%
80,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	38,800
25,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	21,125
		59,925
Textiles, Apparel & Luxury Goods — 0.1%
	Oxford Industries Inc.:
25,000	Senior Notes, 8.875% due 6/1/11	25,125
105,000	Senior Secured Notes, 11.375% due 7/15/15 (b)	104,475
		129,600
	TOTAL CONSUMER DISCRETIONARY	4,568,542
CONSUMER STAPLES — 0.8%
Food & Staples Retailing — 0.6%
428,939	CVS Corp., Pass-through Certificates, 6.117% due 1/10/13 (b)	415,433
300,000	Safeway Inc., Senior Notes, 6.500% due 3/1/11	317,848
		733,281
Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
10,000	8.500% due 5/15/12	9,925
70,000	11.000% due 5/15/12	73,500

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Tobacco — 0.2% (continued)
70,000	10.000% due 7/15/16 (b)	$66,675
		150,100
	TOTAL CONSUMER STAPLES	883,381
ENERGY — 5.6%
Energy Equipment & Services — 0.1%
155,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	133,300
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	19,950
		153,250
Oil, Gas & Consumable Fuels — 5.5%
400,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	425,943
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	138,550
50,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	50,750
	Chesapeake Energy Corp., Senior Notes:
70,000	6.375% due 6/15/15	62,650
285,000	7.250% due 12/15/18	249,375
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	193,725
300,000	ConocoPhillips, 4.750% due 10/15/12	316,320
400,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	434,663
375,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	363,182
	Enterprise Products Operating LLP:
80,000	Junior Subordinated Notes, 8.375% due 8/1/66 (c)	64,480
120,000	Subordinated Notes, 7.034% due 1/15/68 (c)	88,629
60,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	58,500
	Gazprom, Loan Participation Notes:
190,000	6.212% due 11/22/16 (b)	159,600
210,000	6.510% due 3/7/22 (b)	158,550
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	21,300
170,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (b)	157,675
	Kinder Morgan Energy Partners LP, Senior Notes:
240,000	7.500% due 11/1/10	250,256
400,000	6.000% due 2/1/17	397,422
330,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17 (b)	295,350
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	36,575
75,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	74,625
60,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	61,950
1,000,000	SandRidge Energy Inc., Senior Notes, 4.833% due 4/1/14 (c)	786,526
45,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)(d)	2,025
140,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	115,500
20,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (b)	15,500
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	503,737
	XTO Energy Inc., Senior Notes:
400,000	7.500% due 4/15/12	443,380
500,000	5.500% due 6/15/18	501,907
		6,428,645
	TOTAL ENERGY	6,581,895
FINANCIALS — 19.8%
Capital Markets — 1.2%
400,000	Bear Stearns Cos. Inc., (JPM), 1.269% due 1/31/11 (c)	395,687
550,000	Goldman Sachs Capital III, Preferred Securities, 1.438% due 9/1/12 (c)(g)	300,438
400,000	Merrill Lynch & Co. Inc., Medium-Term Notes, 1.292% due 7/25/11 (c)	370,578
400,000	Morgan Stanley, Medium-Term Notes, 1.449% due 1/9/14 (c)	359,507
		1,426,210

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†		Security	Value
Commercial Banks — 2.8%
500,000		American Express Bank FSB, 0.621% due 6/12/17 (c)	$367,555
14,936,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10 (b)(c)	311,446
640,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (b)(c)	500,606
		Royal Bank of Scotland PLC, Senior Notes:
890,000		3.000% due 12/9/11 (b)	909,309
590,000		2.625% due 5/11/12 (b)	593,787
390,000		VTB Capital SA, Loan Participation Notes, 2.716% due 11/2/09 (b)(c)(e)	389,594
300,000		Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (c)(g)	180,061
			3,252,358
Consumer Finance — 4.6%
400,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (c)	288,373
		Ford Motor Credit Co., Senior Notes:
3,000,000		2.701% due 1/15/10 (c)	2,861,250
220,000		9.875% due 8/10/11	203,604
		GMAC LLC:
2,456,000		2.868% due 12/1/14 (b)(c)	1,722,270
		Senior Notes:
15,000		7.250% due 3/2/11 (b)	13,875
307,000		6.750% due 12/1/14 (b)	244,065
30,000		8.000% due 11/1/31 (b)	21,300
			5,354,737
Diversified Financial Services — 10.7%
300,000		AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (b)(c)	63,055
600,000		Aiful Corp., Notes, 5.000% due 8/10/10 (b)	366,080
100,000		CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	69,500
250,000		Chukchansi Economic Development Authority, Senior Notes, 4.913% due 11/15/12 (b)(c)	163,750
685,000		Citigroup Inc., Senior Subordinated Notes, 0.903% due 6/9/16 (c)	487,720
		General Electric Capital Corp.:
		Senior Notes:
3,300,000		1.563% due 12/9/11 (c)	3,387,341
1,800,000		2.200% due 6/8/12	1,810,498
1,250,000		2.125% due 12/21/12	1,242,427
700,000		Subordinated Debentures, 6.375% due 11/15/67 (c)	467,729
2,300,000		JPMorgan Chase & Co., 1.362% due 4/1/11 (c)	2,314,391
80,000		Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	72,800
300,000		Merna Reinsurance Ltd., Subordinated Notes, 2.348% due 7/7/10 (b)(c)	279,420
		TNK-BP Finance SA:
840,000		6.875% due 7/18/11 (b)	820,050
769,000		7.875% due 3/13/18 (b)	649,805
20,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.072% due 10/1/15	19,600
125,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	120,313
250,000		Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12 (b)	248,376
			12,582,855
Real Estate Investment Trusts (REITs) — 0.2%
5,000		Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	3,175
255,000		iStar Financial Inc., Senior Secured Notes, 10.000% due 6/15/14 (b)	188,867
30,000		Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	27,075
			219,117

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Real Estate Management & Development — 0.1%
7,800	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (b)(d)(e)	$2,925
190,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	54,150
		57,075
Thrifts & Mortgage Finance — 0.2%
300,000	Countrywide Financial Corp., Medium-Term Notes, 1.426% due 5/7/12 (c)	273,063
	TOTAL FINANCIALS	23,165,415
HEALTH CARE — 0.7%
Health Care Providers & Services — 0.7%
60,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	59,100
	HCA Inc.:
195,000	Notes, 6.375% due 1/15/15	159,412
105,000	Senior Secured Notes, 9.625% due 11/15/16 (f)	104,213
	Tenet Healthcare Corp.:
150,000	Senior Notes, 9.000% due 5/1/15 (b)	151,875
276,000	Senior Secured Notes, 8.875% due 7/1/19 (b)	278,760
10,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15 (f)	9,475
123,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12 (c)(f)	104,242
		867,077
Pharmaceuticals — 0.0%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (a)(d)	725
	TOTAL HEALTH CARE	867,802
INDUSTRIALS — 1.7%
Aerospace & Defense — 0.2%
140,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (f)	59,500
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	251,250
		310,750
Airlines — 0.1%
160,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (b)	93,600
Building Products — 0.1%
	Associated Materials Inc.:
5,000	Senior Discount Notes, 11.250% due 3/1/14	2,225
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	88,000
100,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.553% due 3/1/14	8,500
		98,725
Commercial Services & Supplies — 0.3%
90,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	86,850
	RSC Equipment Rental Inc.:
110,000	Senior Notes, 9.500% due 12/1/14	88,825
80,000	Senior Secured Notes, 10.000% due 7/15/17 (b)(e)	80,000
120,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (b)	98,400
		354,075
Construction & Engineering — 0.5%
570,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (b)	567,150
Machinery — 0.1%
65,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	65,325

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Road & Rail — 0.2%
35,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	$31,325
250,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16 (b)	255,000
		286,325
Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	42,625
130,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	104,975
		147,600
Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
135,000	8.633% due 5/15/15 (b)(c)	45,225
40,000	12.500% due 5/15/17 (b)	14,200
		59,425
	TOTAL INDUSTRIALS	1,982,975
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.2%
50,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (f)	36,313
175,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	162,531
		198,844
Office Electronics — 0.1%
120,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	109,357
	TOTAL INFORMATION TECHNOLOGY	308,201
MATERIALS — 2.1%
Chemicals — 0.3%
300,000	Dow Chemical Co., 6.000% due 10/1/12	303,944
195,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16 (d)	20,475
25,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	24,000
		348,419
Containers & Packaging — 0.1%
75,000	Graham Packaging Co., L.P., Senior Notes, 8.500% due 10/15/12	72,750
Metals & Mining — 1.1%
210,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (b)	173,250
170,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	171,516
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	123,937
62,203	Noranda Aluminium Acquisition Corp., Senior Notes, 5.413% due 5/15/15 (c) (f)	34,600
25,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	19,125
125,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	102,500
95,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	90,488
	Teck Resources Ltd., Senior Secured Notes:
45,000	9.750% due 5/15/14 (b)	46,620
40,000	10.250% due 5/15/16 (b)	41,951
80,000	10.750% due 5/15/19 (b)	86,132
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	129,378
101,000	6.875% due 11/21/36	96,153
170,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (b)	155,550
		1,271,200
Paper & Forest Products — 0.6%
190,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(b)	175,750

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Paper & Forest Products — 0.6% (continued)
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11 (d)	$65,500
125,000	Senior Subordinated Notes, 9.750% due 6/15/14 (d)	43,125
200,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12 (c)	99,000
400,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	400,387
		783,762
	TOTAL MATERIALS	2,476,131
TELECOMMUNICATION SERVICES — 5.3%
Diversified Telecommunication Services — 3.9%
467,000	Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17 (b)	374,767
780,000	British Telecommunications PLC, Senior Notes, 9.125% due 12/15/10	828,697
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	28,125
400,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	410,112
600,000	France Telecom SA, Notes, 7.750% due 3/1/11	649,174
25,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (a)(d)	3
225,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	230,625
40,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16 (b)	40,400
300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	314,876
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	33,000
250,000	Qwest Corp., Senior Notes, 3.879% due 6/15/13 (c)	224,687
300,000	Telecom Italia Capital, Senior Notes, 1.717% due 7/18/11 (c)	286,848
380,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (b)	319,200
400,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	413,942
100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (b)	91,250
125,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13 (b)	116,543
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	182,875
		4,545,124
Wireless Telecommunication Services — 1.4%
125,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16 (b)	120,937
400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	448,118
731,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (b)	562,870
510,000	Verizon Wireless Capital LLC, Notes, 3.750% due 5/20/11 (b)	520,676
		1,652,601
	TOTAL TELECOMMUNICATION SERVICES	6,197,725
UTILITIES — 2.6%
Electric Utilities — 1.3%
1,022,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (b)	1,060,325
400,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	417,732
10,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	10,400
		1,488,457
Gas Utilities — 0.0%
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	41,625
Independent Power Producers & Energy Traders — 1.3%
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	380,625
25,000	8.875% due 2/15/11	25,500
120,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	94,050
	Edison Mission Energy, Senior Notes:
80,000	7.750% due 6/15/16	65,600

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Independent Power Producers & Energy Traders — 1.3% (continued)
30,000	7.200% due 5/15/19	$22,500
45,000	7.625% due 5/15/27	29,025
869,200	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (f)	534,558
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	125,450
310,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	294,112
	Total Independent Power Producers & Energy Traders	1,571,420
	TOTAL UTILITIES	3,101,502
	TOTAL CORPORATE BONDS & NOTES (Cost — $55,487,577)	50,133,569
ASSET-BACKED SECURITIES — 6.9%
FINANCIALS — 6.9%
Automobiles — 0.4%
467,583	AmeriCredit Automobile Receivables Trust, 0.348% due 5/7/12 (c)	461,397
Home Equity — 5.9%
328,199	Asset Backed Funding Certificates, 0.624% due 1/25/35 (c)	210,278
114,907	Asset Backed Securities Corp., 0.474% due 6/25/35 (c)	112,399
19,522	Bravo Mortgage Asset Trust, 0.444% due 7/25/36 (b)(c)(e)	19,368
	Countrywide Asset-Backed Certificates:
619,516	1.314% due 8/25/47 (b)(c)(e)	336,676
714,571	1.214% due 10/25/47 (c)	443,013
301,477	EMC Mortgage Loan Trust, 0.864% due 3/25/31 (b)(c)(e)	244,489
1,552,167	GMAC Mortgage Corp. Loan Trust, 0.494% due 12/25/36 (c)	468,202
991,302	Greenpoint Home Equity Loan Trust, 0.879% due 8/15/30 (c)	604,687
193,655	GSAMP Trust, 1.914% due 11/25/34 (c)	45,928
758,663	Home Equity Mortgage Trust, 0.474% due 7/25/36 (c)	260,343
349,693	IXIS Real Estate Capital Trust, 0.654% due 2/25/36 (c)	277,826
1,793,954	Lehman XS Trust, (Structured Asset Securities Corp.), 1.814% due 7/25/35 (c)	995,110
160,193	MASTR Second Lien Trust, 0.584% due 9/25/35 (c)	128,240
	Morgan Stanley ABS Capital I:
1,100,000	0.684% due 2/25/37 (c)	10,728
1,000,000	0.734% due 2/25/37 (c)	7,015
800,000	0.864% due 2/25/37 (c)	4,670
500,000	1.314% due 2/25/37 (c)	3,407
700,000	1.514% due 2/25/37 (c)	3,991
322,074	Morgan Stanley Mortgage Loan Trust, 0.434% due 10/25/36 (c)	292,186
250,601	Option One Mortgage Loan Trust, 0.714% due 2/25/35 (c)	180,246
	RAAC Series:
568,974	0.584% due 5/25/36 (b)(c)	193,039
467,158	0.564% due 2/25/37 (b)(c)	218,778
457,937	1.514% due 9/25/37 (c)	285,035
971,253	0.604% due 1/25/46 (b)(c)	592,059
1,200,000	1.114% due 10/25/46 (b)(c)	52,626
204,425	Renaissance Home Equity Loan Trust, 0.754% due 8/25/33 (c)	98,843
128,633	Renaissance Net Interest Margin Trust, 8.353% due 6/25/37 (b)	442
	SACO I Trust:
334,796	1.139% due 9/25/35 (c)	94,579
1,048,608	0.484% due 3/25/36 (c)	165,277
1,071,260	0.544% due 4/25/36 (c)	161,147
107,070	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (b)(d)	11
209,313	Structured Asset Investment Loan Trust, 1.614% due 10/25/34 (c)	19,666
	Structured Asset Securities Corp.:
996,380	0.584% due 5/25/31 (b)(c)	392,080
290,000	0.494% due 5/25/47 (c)	47,108

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
Home Equity — 5.9% (continued)
500,000	Washington Mutual Inc. Asset-Backed Certificates, 1.364% due 5/25/47 (c)	$3,146
		6,972,638
Student Loan — 0.6%
720,000	SLC Student Loan Trust, 2.229% due 12/15/32 (c)	700,979
	TOTAL ASSET-BACKED SECURITIES (Cost — $22,061,760)	8,135,014
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.4%
386,545	Adjustable Rate Mortgage Trust, 0.584% due 2/25/36 (c)	193,520
	American Home Mortgage Investment Trust:
410,000	1.114% due 11/25/45 (c)	3,505
555,021	5.350% due 11/25/45 (c)	312,079
	Banc of America Funding Corp.:
729,056	6.000% due 5/20/33	689,363
848,850	3.433% due 6/20/35 (c)	351,526
952,408	Countrywide Alternative Loan Trust, 0.545% due 7/20/35 (c)	423,755
1,484,250	Countrywide Home Loans, 5.310% due 2/20/36 (c)	987,796
	Downey Savings & Loan Association Mortgage Loan Trust:
1,016,229	0.643% due 8/19/45 (c)	419,392
560,835	2.539% due 3/19/46 (c)	157,034
560,835	2.600% due 3/19/47 (c)	133,497
	Federal Home Loan Mortgage Corp. (FHLMC):
	PAC IO:
3,484,255	5.000% due 1/15/19 (d)(h)	272,968
3,905,208	5.000% due 5/15/23 (d)(h)	340,761
1,605,960	5.000% due 1/15/24 (d)(h)	19,871
3,971,282	5.000% due 7/15/26 (d)(h)	107,254
4,335,831	PAC-1 IO, 5.000% due 3/15/22 (d)(h)	387,291
	Federal National Mortgage Association (FNMA), STRIPS, IO:
3,278,205	5.500% due 7/1/18 (c)(d)(h)	304,480
10,712,664	5.000% due 7/1/33 (d)(h)	1,776,659
351,228	Harborview Mortgage Loan Trust, 0.663% due 1/19/35 (c)	154,503
	Indymac Index Mortgage Loan Trust:
426,788	0.744% due 9/25/34 (c)	225,830
121,605	0.714% due 11/25/34 (c)	47,490
130,147	0.704% due 12/25/34 (c)	68,675
1,012,818	5.326% due 10/25/35 (c)	652,879
574,401	Lehman XS Trust, (Structured Asset Securities Corp.), 0.614% due 11/25/35 (c)	245,616
234,371	Long Beach Mortgage Loan Trust, 1.139% due 9/25/31 (c)	132,670
1,252,694	Luminent Mortgage Trust, 0.514% due 2/25/46 (c)	547,914
	MASTR ARM Trust:
290,847	4.081% due 12/25/33 (c)	245,090
953,030	2.239% due 12/25/46 (c)	271,613
1,482,743	Morgan Stanley Mortgage Loan Trust, 5.448% due 5/25/36 (c)	860,843
619,415	Residential Accredit Loans Inc., 0.594% due 12/25/45 (c)	272,476
1,090,054	Structured Adjustable Rate Mortgage Loan Trust, 0.684% due 7/25/34 (c)	613,825
	Structured Asset Mortgage Investments Inc.:
1,243,412	0.544% due 2/25/36 (c)	492,075
594,603	0.524% due 4/25/36 (c)	250,517
	Structured Asset Securities Corp.:
243,771	1.414% due 2/25/28 (c)	132,553
152,128	1.314% due 3/25/28 (c)	130,970
463,269	1.254% due 8/25/28 (c)	248,647
5,176,469	5.495% due 6/25/35 (b)(c)(e)	3,106,477

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
	Washington Mutual Inc. Pass-Through Certificates:
382,570	2.280% due 4/25/46 (c)	$156,854
326,230	5.595% due 3/25/37 (c)	182,970
750,368	0.674% due 7/25/45 (c)	200,058
963,234	Wells Fargo Mortgage Backed Securities Trust, 4.616% due 1/25/35 (c)	796,592
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $29,491,570)	16,917,888
COLLATERALIZED SENIOR LOANS — 7.1%
CONSUMER DISCRETIONARY — 2.4%
Distributors — 0.4%
946,051	Keystone Auto Industry Inc., Term Loan B, 3.819% due 10/30/09 (c)	449,374
Hotels, Restaurants & Leisure — 0.0%
750,000	BLB Worldwide Holdings Inc., Term Loan, 0.000% due 8/15/12 (a)(c)	56,250
Media — 1.7%
985,000	Charter Communications Operating LLC, First Lien, 6.250% due 3/5/14 (c)	893,272
	CSC Holdings Inc., Term Loan:
449,983	2.069% due 3/29/13	424,559
237,275	2.069% due 3/29/16	223,869
956,140	Idearc Inc., Term Loan B, 6.250% due 11/1/14 (c)	412,848
		1,954,548
Multiline Retail — 0.3%
500,000	Neiman Marcus Group Inc., Term Loan B, 2.509% due 3/13/13 (c)	378,820
	TOTAL CONSUMER DISCRETIONARY	2,838,992
ENERGY — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
	Ashmore Energy International:
47,569	Synthetic Revolving Credit Facility, 3.308% due 3/30/14 (c)	38,293
331,407	Term Loan, 3.598% due 3/30/14 (c)	266,783
	Targa Resources Inc., Term Loans:
332,855	2.312% due 10/28/12 (c)	320,492
193,548	Tranche A, 3.345% due 10/28/12 (c)	186,359
	TOTAL ENERGY	811,927
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
491,250	Chrysler Financial, Term Loan B, 4.340% due 8/3/12 (c)	457,476
HEALTH CARE — 1.3%
Health Care Providers & Services — 1.3%
843,202	HCA Inc., Term Loan B, 2.848% due 11/1/13 (c)	763,098
919,639	Health Management Association, Term Loan B, 2.348% due 1/16/14 (c)	813,449
	TOTAL HEALTH CARE	1,576,547
INDUSTRIALS — 1.1%
Trading Companies & Distributors — 1.1%
1,187,627	Penhall International Corp., Term Loan, 10.357% due 4/1/12 (c)	296,907
1,000,000	Transdigm Inc. Term B, 2.430% due 6/23/13 (c)	948,750
	TOTAL INDUSTRIALS	1,245,657
UTILITIES — 1.2%
Electric Utilities — 0.6%
982,500	TXU Corp., Term Loan B, 3.821% due 10/10/14 (c)	704,514
Independent Power Producers & Energy Traders — 0.6%
774,496	NRG Energy Inc., Term Loan, 2.016% due 2/1/13 (c)	730,578
	TOTAL UTILITIES	1,435,092
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,796,762)	8,365,691

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†		Security	Value
MORTGAGE-BACKED SECURITIES — 8.9%
FHLMC — 4.0%
		Federal Home Loan Mortgage Corp. (FHLMC):
186,790		4.751% due 4/1/35 (c)(h)	$193,559
2,866,158		5.983% due 7/1/36 (c)(h)	2,974,769
179,534		5.784% due 4/1/37 (c)(h)	188,922
142,295		5.882% due 4/1/37 (c)(h)	150,087
836,916		4.854% due 10/1/37 (c)(h)	863,502
292,527		Gold, 7.000% due 6/1/17 (h)	308,867
		TOTAL FHLMC	4,679,706
FNMA — 4.9%
		Federal National Mortgage Association (FNMA):
571,123		5.068% due 1/1/33 (c)(h)	588,988
2,711,262		3.531% due 5/1/33 (c)(h)	2,753,535
669,653		4.274% due 1/1/35 (c)(h)	673,098
1,497,868		4.547% due 1/1/35 (c)(h)	1,533,641
115,075		5.833% due 3/1/36 (c)(h)	120,889
23,465		5.558% due 12/1/36 (c)(h)	24,366
		TOTAL FNMA	5,694,517
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $10,200,656)	10,374,223
SOVEREIGN BONDS — 2.3%
Brazil — 0.3%
740,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	349,142
El Salvador — 0.0%
29,000		Republic of El Salvador, 8.250% due 4/10/32 (b)	26,535
Mexico — 0.5%
565,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	572,628
Panama — 0.5%
		Republic of Panama:
22,000		7.250% due 3/15/15	24,090
391,000		9.375% due 4/1/29	492,660
106,000		6.700% due 1/26/36	103,350
		Total Panama	620,100
Russia — 0.4%
314,000		Russian Federation, 12.750% due 6/24/28 (b)	460,010
Venezuela — 0.6%
		Bolivarian Republic of Venezuela:
24,000		8.500% due 10/8/14	17,160
232,000		5.750% due 2/26/16 (b)	133,980
		Collective Action Securities:
105,000		9.375% due 1/13/34	66,150
500,000		Notes, 10.750% due 9/19/13	415,000
		Total Venezuela	632,290
		TOTAL SOVEREIGN BONDS (Cost — $3,059,918)	2,660,705

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.1%
U.S. Government Agencies — 4.1%
1,200,000	Federal Home Loan Bank (FHLB), Bonds, 0.500% due 5/18/10	$1,200,623
2,250,000	Federal Home Loan Mortgage Corp. (FHLMC), 2.125% due 3/23/12 (h)	2,271,843
	Federal National Mortgage Association (FNMA):
1,000,000	0.883% due 2/12/10 (c)(h)	1,001,707
290,609	One Year CMT ARM, 4.025% due 5/1/28 (c)(h)	292,598
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $4,730,890)	4,766,771
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.5%
492,871	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29 (i) (Cost - $567,305)	626,563

Shares
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
66	Buffets Restaurant Holdings (e)* (Cost - $35,867)	59
PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	1,130
Media — 0.0%
559	CMP Susquehanna Radio Holdings Corp., 0.000% (b)(c)(e)*	238
	TOTAL CONSUMER DISCRETIONARY	1,368
FINANCIALS — 0.3%
Consumer Finance — 0.3%
700	Preferred Blocker Inc., 7.000% (b)	301,087
Diversified Financial Services — 0.0%
600	Preferred Plus, Trust, Series FRD-1, 7.400%	6,870
1,700	Saturns, Series F 2003-5, 8.125%	23,528
		30,398
	TOTAL FINANCIALS	331,485
	TOTAL PREFERRED STOCKS (Cost — $248,596)	332,853

Warrants
WARRANTS — 0.0%
30	Buffets Restaurant Holdings, Expires 4/28/14(d)(e)*	0
639	CNB Capital Trust, Expires 3/23/19(e)*	18
	TOTAL WARRANTS (Cost — $18)	18
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $137,680,919)	102,313,354

Face Amount†
SHORT-TERM INVESTMENTS ‡— 10.1%
U.S. Government Agencies — 4.6%
4,700,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.451% due 1/6/10 (j)	4,692,475
647,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10 (h)(i)(j)	645,860
	Total U.S. Government Agencies (Cost — $5,334,401)	5,338,335

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	June 30, 2009

Face Amount†	Security	Value
U.S. Government Obligation — 2.6%
3,000,000	U.S. Treasury Bills, 0.170% due 10/29/09 (j) (Cost - $2,998,305)	$2,998,200
Repurchase Agreement — 2.9%
3,459,000	Morgan Stanley tri-party repurchase agreement dated 6/30/09, 0.030% due 7/1/09; Proceeds at maturity - $3,459,003; (Fully collateralized by U.S. government agency obligation, 2.625% due 3/19/12; Market value - $3,556,364) (Cost - $3,459,000)	3,459,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $11,791,706)	11,795,535
	TOTAL INVESTMENTS — 97.4% (Cost — $149,472,625#)	114,108,889
	Other Assets in Excess of Liabilities — 2.6%	3,082,798
	TOTAL NET ASSETS — 100.0%	$117,191,687

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.
(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
‡	Under Statement of Financial Accounting Standards No. 157 (“FAS 157”), all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMT	- Constant Maturity Treasury
	GMAC	- General Motors Acceptance Corp.
	GSAMP	- Goldman Sachs Alternative Mortgage Products
	IO	- Interest Only
	MASTR	- Mortgage Asset Securitization Transactions Inc.
	OJSC	- Open Joint Stock Company
	PAC	- Planned Amortization Class
	RUB	- Russian Ruble
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market.  Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”).  FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Corporate bonds & notes	—	$50,049,794	$83,775	$50,133,569
Asset-backed securities	—	7,798,338	336,676	8,135,014
Collateralized mortgage obligations	—	16,917,888	—	16,917,888
Collateralized senior loans	—	8,365,691	—	8,365,691
Mortgage-backed securities	—	10,374,223	—	10,374,223
Sovereign bonds	—	2,660,705	—	2,660,705
U.S. government & agency obligations	—	4,766,771	—	4,766,771
U.S. treasury inflation protected securities	—	626,563	—	626,563
Common stock:
Consumer discretionary	—	—	59	59
Preferred stocks:
Consumer discretionary	$1,130	—	238	1,368
Financials	30,398	301,087	—	331,485
Warrants	—	—	18	18
Total long-term investments	31,528	101,861,060	420,766	102,313,354
Short-term investments‡	—	11,795,535	—	11,795,535
Total investments	$31,528	$113,656,595	$420,766	$114,108,889
Other financial instruments:
Credit default swaps on credit indices - sell	—	(290,472)	—	(290,472)
Interest rate swaps	—	(2,550,154)	—	(2,550,154)
Futures contracts	(754,424)	—	—	(754,424)
Forward foreign currency contracts	—	90,712	—	90,712
Total other Financial Instruments	$(754,424)	$(2,749,914)	—	$(3,504,338)
Total	$(722,896)	$110,906,681	$420,766	$110,604,551

‡	See Schedule of Investments for additional detail categorizations.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Asset-	Collateralized		Common Stocks	Preferred Stocks
Investments in Securities	Bonds and Notes	Backed Securities	Mortgage Obligations	Sovereign Bonds	Consumer Discretionary	Consumer Discretionary	Warrants	Total
Balance as of December 31, 2008	—	$594,577	$5,255,203	$495,643	—	—	—	$6,345,423
Accrued Premiums/Discounts	$225	16	—	2,597	—	—	—	2,838
Realized Gain (Loss)	(363)	1,130	(13,667)	(376,997)	$(504)	—	—	(390,401)[1]
Change in Unrealized Appreciation (Depreciation)	953	(81,026)	(1,472,414)	168,595	(35,807)	—	—	(1,419,699)[2]
Net Purchases (Sales)	82,960	(210,294)	(662,645)	(289,838)	36,370	$238	$18	(1,043,191)

Net transfers in and/or out of Level 3	—	32,273	(3,106,477)	—	—	—	—	(3,074,204)
Balance as of June 30, 2009	$83,775	$336,676	—	—	$59	$238	$18	$420,766
Net Unrealized Appreciation (Depreciation) for Investments in securities still held at June 30, 2009	$953	$(451,327)	$(2,176,758)	—	$(35,807)	—	—	$(2,662,939)[2]

1 This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2 This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts.  The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $290,472. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these all swaps was $2,350,000. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $2,728,000 less the value of the contracts’ related reference obligations.

As of June 30, 2009, the three- and six-month London Interbank Offered Rates were 0.595% and 1.111%, respectively.

(f) Stripped Securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Mortgage dollar rolls.  The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Loan Participations.The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

Notes to Schedule of Investments (unaudited) (continued)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Other Risks.  Consistent with its objective to seek high current income, the Fund(s) may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,010,706
Gross unrealized depreciation	(37,374,442)
Net unrealized depreciation	$(35,363,736)

At June 30, 2009, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	1	3/10	$247,011	$247,063	$52
90-Day Eurodollar	66	9/10	16,184,872	16,183,200	(1,672)
U.S. Treasury 5-Year Notes	534	9/09	62,019,817	61,259,812	(760,005)
U.S. Treasury 10-Year Notes	4	9/09	457,862	465,063	7,201
Net Unrealized Loss on Open Futures Contracts					$(754,424)

At June 30, 2009, the Fund had the following open forward foreign currency contracts:

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Euro	887,923	$1,245,411	8/19/09	$90,712

At June 30, 2009, the Fund held the following open swap contracts:

			PERIODIC	PERIODIC
			PAYMENTS	PAYMENTS
	NOTIONAL	TERMINATION	MADE BY THE	RECEIVED BY	UNREALIZED
SWAP COUNTERPARTY	AMOUNT	DATE	FUND ‡	THE FUND ‡	DEPRECIATION
Interest Rate Swaps:
JPMorgan Chase Bank	$10,000,000	1/7/15	4.665%	6-Month LIBOR	$(795,283)
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	6-Month LIBOR	(1,424,247)
Barclay's Capital Inc.	5,520,000	3/18/19	4.250%	3-Month LIBOR	(330,624)
Net unrealized depreciation on open swap contracts					$(2,550,154)

‡ Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

			PERIODIC		UPFRONT
			PAYMENTS		PREMIUMS
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	RECEIVED BY	MARKET	PAID/	UNREALIZED
(REFERENCE ENTITY)	AMOUNT(2)	DATE	THE FUND‡	VALUE(3)	(RECEIVED)	DEPRECIATION

JPMorgan Chase Bank (CDX North America High Yield Index)	$2,728,000	6/20/12	2.750% quarterly	$(374,930)	$(84,458)	$(290,472)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2009.

	Futures Contracts		Forward Foreign Currency Contracts		Swap Contracts
Primary Underlying Risk	Unrealized	Unrealized	Unrealized	Unrealized	Unrealized	Unrealized
Disclosure	Appreciation	Depreciation	Appreciation	Depreciation	Appreciation	Depreciation	Total
Interest Rate Contracts	$7,253	$(761,677)	—	—	—	$(2,550,154)	$(3,304,578)
Foreign Exchange Contracts	—	—	90,712	—	—	—	90,712
Credit Contracts	—	—	—	—	—	(290,472)	(290,472)
Other Contracts	—	—	—	—	—	—	0
Total	$7,253	$(761,677)	$90,712	—	—	$(2,840,626)	$(3,504,338)

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: August 27, 2009

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: August 27, 2009